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                                                                    Exhibit 10.7

                      CONTRIBUTION AND ASSIGNMENT AGREEMENT

                  This CONTRIBUTION AND ASSIGNMENT AGREEMENT (this "Agreement"), dated as of September 27, 2001, is made by and between Majestic Investor, LLC, a Delaware limited liability company ("Majestic Investor"), and Majestic Investor Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Investor ("Majestic Holdings").

                                   WITNESSETH

                  WHEREAS, Majestic Holdings is a wholly-owned subsidiary of Majestic Investor; and

                  WHEREAS, Majestic Investor desires to contribute to the capital of Majestic Holdings one hundred percent (100%) of the membership interests it owns in each of Barden Nevada Gaming, LLC, Barden Mississippi Gaming, LLC and Barden Colorado Gaming, LLC, upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Assignment of Interests. Majestic Investor hereby grants, assigns, transfers, conveys and delivers to Majestic Holdings, and Majestic Holdings hereby accepts from Majestic Investor, all of Majestic Investor's right, title and interest in and to: (a) one hundred percent (100%) of all of the membership interests of Barden Nevada Gaming, LLC, a Nevada limited liability company; (b) one hundred percent (100%) of all of the membership interests of Barden Mississippi Gaming, LLC, a Mississippi limited liability company; and (c) one hundred percent (100%) of all of the membership interests of Barden Colorado Gaming, LLC, a Colorado limited liability company, in each case as a contribution to the capital of Majestic Holdings (collectively, the "Interests").

         2. Further Assurances. Majestic Investor hereby covenants and agrees that, at any time and from time to time after the delivery of this Agreement, at the request of Majestic Holdings without further consideration, Majestic Investor, its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, any and all such further acts, conveyances, transfers, assignments, powers of attorney and assurances as Majestic Holdings reasonably may require to more effectively contribute, assign, transfer and deliver to Majestic Holdings the Interests, or to better enable Majestic Holdings to realize upon or otherwise enjoy the Interests or to carry into effect the intent and purposes of this Agreement or that certain Purchase and Sale Agreement dated as of November 22, 2000, as amended as of December 4, 2000, which is being assigned to Majestic Holdings by Majestic Investor, and the transactions contemplated thereby.
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         3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

         4. Assignment and Binding Effect. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the heirs, administrators, personal representatives, successors and assigns of the parties hereto.

         5. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation, other than Majestic Investor and Majestic Holdings, their successors and assigns, any remedy or claim under or by reason of this Agreement or any term, covenant, condition, promise or agreement hereof, and all of the terms, covenants, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of Majestic Investor and Majestic Holdings, their successors and assigns.

         6. Amendment; Waiver. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

         7. Specific Performance. Each party hereto acknowledges that the other party will be irreparably harmed and that there will be no adequate remedy at law for any violation by any of them of any of the covenants or agreements contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of any such covenants or agreements, each party hereto shall have the right to obtain injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of, the other party's covenants and agreements contained in this Agreement.

         8. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement.
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                  IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the date first written above.

                                               MAJESTIC INVESTOR, LLC


                                               By /s/ Don H. Barden
                                                  -----------------------------
                                                        Name: Don H. Barden
                                                        Title: Manager



                                               MAJESTIC INVESTOR HOLDINGS, LLC

                                               By /s/ Don H. Barden
                                                  -----------------------------
                                                        Name: Don H. Barden
                                                        Title: Don H. Barden